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                    AMENDMENT NO. 1 TO AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP


          AMENDMENT NO. 1, dated as of April 1, 1993, to THE AMENDED AND
RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CAMDEN COGEN L.P.(this
"Amendment"), dated as of February 9, 1993, between COGEN TECHNOLOGIES CAMDEN GP
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LIMITED PARTNERSHIP, a Delaware limited partnership (the "General Partner"), and
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GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (together with its successors and assigns hereunder, "GE Capital").
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                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the General Partner is the sole general partner and GE
Capital is the sole limited partner of Camden Cogen L.P. (the "Limited
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Partnership"), a limited partnership established pursuant to (a) the Amended and
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Restated Certificate of Limited Partnership of the Limited Partnership, dated as of March 24, 1988, filed with the Secretary of State of the State of Delaware on March 25, 1988, (b) the Limited Partnership Agreement, dated March 25, 1988 (as amended by the first amendment thereto, dated December 28, 1990, the second amendment thereto, dated December 31, 1990 and the third amendment thereto, dated July 26, 1991), (c) the Amended and Restated Certificate of Limited Partnership, dated as of December 31, 1990, as filed in the office of the Secretary of State of the State of Delaware on January 11, 1991, (d) the Amended and Restated Certificate of Limited Partnership, dated as of July 26, 1991, as filed in the office of the Secretary of State of the State of Delaware on July 31, 1991, (e) the Amendment to and Restatement of Limited Partnership, dated as of December 1, 1991 and (f) the Amended and Restated Agreement of Limited Partnership between the General Partner and GE Capital dated February 9, 1993
(as amended by Amendment Number 1 thereto dated as of April 1, 1993) (as amended supplemented, restated or otherwise modified from time to time, the "Partnership
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Agreement"); and
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          WHEREAS, GE Capital and the General Partner desire to amend the
Partnership Agreement in the manner hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. Unless otherwise defined herein, all terms used herein
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which are defined in the Partnership Agreement shall have their respective meanings as therein defined.

          2. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the
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Partnership Agreement is hereby amended by (a) deleting the defined term
"Construction Loan Agreement" and inserting in lieu thereof, the following:
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               "`Construction Loan Agreement' shall mean the Amendment and
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          Restatement, dated as of April 1, 1993, of the Construction and Term
          Loan Agreement, dated as of February 4, 1992, among the Partnership, the lenders parties thereto, GE Capital, as Agent, Senior Tranche Agent, Junior Tranche Agent and Letter of Credit Issuer, as amended, supplemented, restated or otherwise modified from time to time.";

(b) deleting clause "(vii)" of the definition of "Permitted Liens" and inserting, in lieu thereof, the following clause:

               "(vii) Liens created by the Midlantic Agreements;";

and (c) adding the following definition in the appropriate alphabetical order:

               "`Recognition Agreements' shall mean the recognition agreements
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          executed and delivered by Limited Partner and each party (other than the Partnership) to the Power Purchase Agreement, the Equipment
          Supply Contract, the Turnkey Contract, the Steam Supply Agreement, the Gas Service Agreement and the Operation and Maintenance Agreement."

          3. Amendment to Section 3.1 (Partners and Contributions). Section 3.1
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of the Partnership Agreement is hereby amended by (i) adding after "Section
2(a)(ii)" appearing in the third sentence "or Section 2(f)" and (ii) inserting at the end thereof the following sentence: "If the Limited Partner shall, pursuant to Section 7.12, request the General Partner to prepay the Tranche A Term Loans, the Tranche B Term Loans or the Tranche C Term Loans in whole or in part, the Limited Partner shall make a capital contribution to the Partnership in an amount equal to the principal amount to be prepaid plus, unless an Event of Default shall have occurred and be continuing, any Yield Maintenance Premium or Settlement Amount (as defined in the Interest Rate Hedging Agreement) payable as a result of such prepayment."

          4. Amendment to Section 4.2 (Distributions Prior to Second Capital
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Contribution Date). Section 4.2 of the Partnership Agreement is hereby amended
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in its entirety as follows:

               "(a) Within 30 days after the Second Capital Contribution Date there shall be distributed to the Limited Partner cash in an amount equal to the Operating Profits allocated to it in respect of the period prior to the Second Capital Contribution Date pursuant to subsection 5.1.

               (b) The General Partner shall be paid $11,486,000 on the Second Capital Contribution Date. Such payment
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     consists of a distribution in an amount equal to the credit balance in the
     General Partner's Capital Account as of such date and the remainder is in payment of the Development Fee."

          5. Amendment to Section 4.3 (Distributions After the Second Capital
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Contribution Date and Prior to the Flip Date). Section 4.3 of the Partnership
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Agreement is hereby amended by (i) deleting the phrase "shall be distributed within 15 days after the end of such month" and inserting, in lieu thereof, the following phrase: "on each Transfer Date (as defined in the Security Deposit Agreement)" and (ii) deleting the proviso in paragraph (a) thereof and inserting, in lieu thereof, the following phrase:

          "provided, however, that the amount of Distributable Cash
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          distributable to the Limited Partner pursuant to this subsection
          4.3(a) shall be (i) decreased by (A) amounts transferred by the
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          Partnership to the Debt Service Account on such Transfer Date pursuant to the provisions of Section 4.02(a), (b), (d) and (e) of the Security Deposit Agreement, (B) without duplication of amounts referred to in the preceding clause (A) and to the extent not paid from amounts transferred to the Debt Service Account on such Transfer Date pursuant to the provisions of Section 4.02(a), (b), (d) and (e) of the Security Deposit Agreement or from drawings under any Senior Debt Service
          Letter of Credit or Junior Debt Service Letter of Credit (as such terms are defined in the Security Deposit Agreement) substituted for such transferred amounts pursuant to the provisions of Section
          4.02(a), (b), (d) or (e) of the Security Deposit Agreement, amounts of principal of and interest (including amounts payable pursuant to subsections 4.8 and 4.10 of the Construction Loan Agreement) on the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans
          (or any refinancing of the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans pursuant to Section 12 of the Capital Contribution Agreement) paid by the Partnership on such Transfer Date and since the preceding Transfer Date, (C) Agency Fees paid by the Partnership on such Transfer Date and since the preceding Transfer Date, (D) Interest Rate Hedging Obligations paid by the Partnership (other than Interest Rate Hedging Obligations paid pursuant to Section 6(e) of an Interest Rate Hedging Agreement) on such Transfer Date and since the preceding Transfer Date and (E) reimbursement obligations with respect to the Senior Debt Service Reserve Letter of Credit paid by the Partnership on such Transfer Date and since the preceding Transfer Date and (ii) increased by amounts paid by the Counterparty
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          to the Partnership under any Interest Rate Hedging Agreement on such
          Transfer Date and since the preceding Transfer Date."
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          6. Amendment to Section 4.7 (Net Cash From Sales or Refinancing.
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Section 4.7 of the Partnership Agreement is hereby amended by deleting paragraph
(b) thereof in its entirety and substituting in lieu thereof the following:

               "(b) On or prior to the Flip Date (which for the purposes of this subsection 4.7 will be deemed to have occurred on the date when the Limited Partner shall have received the maximum amount of Tranche A Distributions distributable to it pursuant to subsection 4.3(a) to and including the Transfer Date on which the Limited Partner shall have received Net Cash From Sales or Refinancing in an aggregate amount equal to the amount set forth on Schedule 6 hereto opposite such Transfer Date), any Net Cash from Sales or Refinancing (other than pursuant to the refinancing referred to in subsection 4.7(a) above) shall be distributed 99% to the Limited Partner and 1% to the General Partner until the Partners have received pursuant to this subsection 4.7(b) an aggregate amount equal to the amount set forth in Schedule 6 hereto and any Net Cash from Sales in excess of such amount shall be distributed 10% to the Limited Partner and 90% to the General Partner until the Partners shall have received pursuant to this subsection 4.7(b) an aggregate amount equal to 125% of Project Cost and any Net Cash from Sales in excess of such amount shall be distributed 1% to the Limited Partner and 99% to the General Partner: provided, however,
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          that in determining the amount of Net Cash from Sales to be paid to the Limited Partner, (i) there shall be deducted from such cash proceeds the portion thereof applied to the payment of (A) principal of and interest on the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans (or any refinancing of the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans pursuant to Section 12 of the Capital Contribution Agreement), (B) Agency Fees, (C) Interest Rate Hedging Obligations (other than Interest Rate Hedging Obligations paid pursuant to Section 6(e) of an Interest Rate Hedging Agreement) and (D) reimbursement obligations with respect to the Senior Debt Service Reserve Latter of Credit and (ii) there shall be added to such proceeds all amounts paid by the Counterparty to the Partnership under any Interest Rate Hedging Agreement since the Transfer Date next preceding the receipt of such Net Cash From Sales or Refinancing; and".

          7. Amendment to Section 5.1 (Operating Profits Subsequent to the
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Initial Capital Contribution Date and Prior to the Second Capital Contribution
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Date). Section 5.1 of the Partnership Agreement is hereby amended in its
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entirety as follows:
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          "Operating Profits of the Partnership subsequent to the Initial
          Capital Contribution Date and prior to the Second Capital Contribution Date shall be allocated 30% to the Limited Partner and 70% to the General Partner."

               8.  Amendment to Section 5.2 (Operating Profits Subsequent to the
                   -------------------------------------------------------------
Second Capital Contribution Date). Section 5.2(a) of the Partnership Agreement
---------------------------------
is hereby amended in its entirety as follows:

               "(a) First, 99% to the Limited Partner, and 1% to the General Partner until the Limited Partner has been allocated on a cumulative basis pursuant to this subsection 5.2(a) an amount of Operating Profits equal to the aggregate amount of Distributable Cash it has received over the term of the Partnership pursuant to subsections 4.3(a) hereof plus the amounts of principal (other than interest) paid by the Partnership with respect to the Partnership Term Loan or any refinancing thereof; provided, however, Operating Profits with regard
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          to payments described in clause (ii) of the proviso to Section 4.3(a)
          shall be allocated 100% to the Limited Partner."

               9.  Amendment to Section 5.9 (Special Allocation of Certain
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Expenses). Section 5.9 of the Partnership Agreement is hereby amended in its
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entirety as follows:

          "Organizational Expenses and payments described in clause (i)(D) of the proviso to Section 4.3(a) shall be allocated 100% to the Limited Partner until such allocation creates an Adjusted Capital Account Deficit of the Limited Partner."

              10.  Amendment to Article VII (MANAGEMENT). Article VII of the
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Partnership Agreement is hereby amended (i) by deleting the "and" and the end of paragraph (ix) of Section 7.3(a) thereof, deleting the period at the end of paragraph (x) of Section 7.3(a) thereof, and inserting in lieu of such period:

              "; and

              (xi) Prepayment of Tranche A Term Loans, Tranche B Term Loans and
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          Tranche C Term Loans. Prepay any principal of the Tranche A Term
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          Loans, the Tranche B Term Loans or the Tranche C Term Loans other than a mandatory prepayment pursuant to subsection 4.2(a) of the Construction Loan Agreement."

and (ii) by adding thereto a new Section 7.11 and Section 7.12 as follows:

                   "7.11 Development Fee Clawback. In the event that the amounts
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          deposited in the Completion Account and the capital contributions referred to in Section 2(f) of the Capital Contribution Agreement shall be insufficient to pay all costs incurred by the Partnership to complete the
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          Facility, the General Partner shall, from time to time, refund to the
          Limited Partnership a portion of the Development Fee paid to it as of the Second Capital Contribution Date equal to the amount (not to exceed the amount of the Development Fee) of such insufficiency. Such refund shall not be a capital contribution by the General Partner and shall not result in any addition to the Capital Account of the General Partner.

                   7.12 Prepayment of Tranche A Term Loans, Tranche B Term Loans
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          and Tranche C Term Loans. At the request of the Limited Partner, the
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          General Partner shall cause the Partnership to prepay all or such portion of the Tranche A Term Loans, Tranche B Term Loans and/or Tranche C Term Loans as the Limited Partner may specify in writing, from time to time, to the General Partner. To facilitate such prepayment, the Limited Partner shall make a capital contribution to the Partnership in an amount equal to the principal amount to be prepaid plus, unless an Event of Default shall have occurred and be continuing, any Yield Maintenance Premium or Settlement Amount (as defined in the Interest Rate Hedging Agreement) payable as a result of such prepayment."

              11.  Amendment to Section 12.2 (Addresses). Section 12.2 of the
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Partnership Agreement is hereby amended by deleting the address of the Limited
Partner and inserting, in lieu thereof, the following address:

              "General Electric Capital Corporation
               1600 Summer Street
               Stamford, Connecticut 06905
               Attention: Compliance Officer, Energy Projects
                        -- Transportation and Industrial
                           Funding Corporation
               Telecopy: (203) 357-4329".

              12.  Schedule 1. Schedule 2. Schedule 5 and Schedule 6. Schedules
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1, 2, 5 and Schedule 6 of the Partnership Agreement are hereby replaced by Annex
A, Annex B, Annex C and Annex D hereto.

              13.  Amendment to Schedule 7 (Operating Period Insurance).
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Schedule 7 of the Partnership Agreement is hereby amended by (i) adding to the end of paragraph 1(c) thereof the following sentence:

          "Such policy shall be written on a project specific basis and shall apply solely to the construction, use, operation and maintenance of the Facility.": and

(ii) adding to the end of paragraph 1(f) thereof the following sentence:
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          "Such policy shall be written on a project specific basis and shall apply solely to the construction, use, operation and maintenance of the Facility."

              14.  Governing Law: Counterparts. Except as or to the extent
                   ---------------------------
expressly amended or waived hereby, the Partnership Agreement is hereby in all respects ratified and confirmed and remains in full force and effect. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE, and may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

                        GENERAL PARTNER:

                        COGEN TECHNOLOGIES CAMDEN GP LIMITED
                        PARTNERSHIP

                        By: Cogen Technologies Camden, Inc.,
                            its general partner

                        By: [SIGNATURE APPEARS HERE]
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                        Title: Vice President

                        LIMITED PARTNER:

                        GENERAL ELECTRIC CAPITAL CORPORATION

                        By: [SIGNATURE APPEARS HERE]
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                        Title: Manager - Operations